DELAWARE GROUP

Global Dividend
and Income Fund

              [various photos demonstrating service and guidance,
                       professional management and goals]

service and guidance

professional management

goals

1997
Annual
Report

DELAWARE
GROUP
--------

A TRADITION OF SOUND INVESTING

commitment

Investment Objectives and Strategies

(photo of keyboard)
(photo of family on beach)

Delaware Group Global Dividend and Income Fund's Objective is to provide high current income, and secondarily, capital appreciation. To achieve this, the Fund is diversified among different asset classes as described below. Asset class concentration depends on the manager's assessment of each market's relative risks and rewards.

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price at the time of purchase. Such high-yield stocks can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

Convertible Preferred
Stocks and Bonds
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. Convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings. However, they historically have provided a greater level of income that has historically compensated investors for the additional risks. Prices of high-yield bonds may also be less sensitive to changes in interest rates than higher rated bonds.

Foreign Stocks
In evaluating foreign stocks, the Fund's management takes into account special risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies and effect of currency fluctuations. The value of the company's projected dividend stream is discounted for these risks so that management has a consistent yardstick to compare stocks around the globe.

Foreign Bonds
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political and economic risk, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bonds.

Leveraging
Approximately $25 million of your Fund's net assets were leveraged as of Novem ber 30, 1997. Leveraging is a tool that is not usually used by open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will be successful. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

December 8, 1997

                                                                     closed-end
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                                                                          1

Dear Shareholder:

Financial problems in Asia made fiscal 1997 a challenging year for investors. Global Dividend and Income Fund had the good fortune to be both well positioned to take advantage of opportunities in U.S. stocks and bonds and minimally exposed to volatile Pacific Rim markets.
        For the 12 months ended November 30, 1997, your Fund had a total return of +18.98%, based on market price with dividends reinvested. The Fund outperformed both its peers as well as the unmanaged Merrill Lynch High-Yield Bond Index, as shown below.
        In our opinion, the Fund's strong performance is the result of an effective asset allocation strategy which emphasized large capitalization dividend paying stocks in established markets, high-yield corporate bonds and convertible securities.
        During fiscal 1997, the Fund also benefited from prudent use of leveraging. The Fund's average cost of borrowing was 6.26% as explained on page 18.
        The U.S. stock market suffered two brief corrections in 1997 - one as a result of the Federal Reserve Board modestly raising short-term interest rates in the spring, and the other as a result of financial uncertainty in several Asian countries. Low inflation and the fundamental strength of the U.S. economy allowed the market to shrug off these temporary setbacks and forge ahead.
        Most Pacific Rim countries did not fare well in 1997. Currency and banking system troubles began in Thailand and spread like a brush fire to surrounding countries. Unmanaged equity indexes in Tokyo and Hong Kong plunged. For the year ended November 30, 1997, the Nikkei Index dropped 20.86% while Hong Kong's Hang Seng Index fell 18.76%.
        Europe fared substantially better as governments generally adopted tighter fiscal controls in order to qualify for the forthcoming European Monetary Union. The United Kingdom's unmanaged Financial Times-Stock Exchange Index rose +17.32% for the 12 months ended November 30.

Total Return

------------------------------------------------------------------------------------------------------------------------
December 1, 1996 to November 30, 1997
                                                                          Based On               Premium/Discount
                                                                      Net Asset Value        as of November 30, 1997
------------------------------------------------------------------------------------------------------------------------
Global Dividend and Income Fund (NYSE Symbol: DGF)                        +17.93%                     +1.30%
Standard & Poor's 500 Index                                               +28.51%
Merrill Lynch High-Yield Bond Index                                       +12.62%
Morgan Stanley Europe Australia and South East Asia (EASEA) Index         +13.16%
Salomon Brothers World Government Bond Index                               -0.28%
Lipper Closed-End Income Fund Average (11 funds)                          +15.91%                     -4.92%
------------------------------------------------------------------------------------------------------------------------

The Fund's total return and the returns of unmanaged indexes shown above assumes reinvestment of dividends and distributions.
Past performance does not guarantee future results. All returns are in U.S. dollars.
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        Opportunity is often found in moments of crises, and we believe that currency devaluation and recession along the Pacific Rim present a financial yin and yang for investors in large multinational companies and fixed-income securities.
        On the one hand, some large cap U.S. companies may derive lower profits from the region, resulting in a more moderate U.S. growth rate in 1998, according to economists at the Federal Reserve. However, these same analysts also believe that domestic inflation is likely to remain benign because the cost of imports to the U.S. from Asia is expected to drop. Continued low inflation would be encouraging news for bond investors, and higher bond values have historically helped support equity prices.
        During the 12 months ended November 30, 1997, the yield on 30-year U.S. Treasury bonds dropped 32 basis points (0.32%) to 6.04%. This bullish bond environment, coupled with a growing economy, helped both stocks and bonds, particularly those of financial firms and real estate investment trusts (REITs).
        On the pages that follow, the Fund's U.S. portfolio managers - Babak Zenouzi and Paul A. Matlack, based in Philadelphia, along with their international counterparts - Clive A. Gillmore and Ian G. Sims, based in London, review fiscal 1997's performance and provide the outlook for 1998.
         In our opinion, successful global investing requires a keen understanding of regional politics, economics and management practices. To meet these challenges, your Fund's management team plans to use the same disciplined investment strategy that has helped Global Dividend and Income Fund consistently outpace its peers.
        On behalf of Delaware, we wish you a joyous and prosperous New Year.

Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
-------------------

Jeffrey J. Nick
President and Chief Executive Officer

discipline

Average Annual Total Return

-----------------------------------------------------------------------------------------------------
Based on Net Asset Value for Periods Ended November 30, 1997
                                                                One Year                  Lifetime*
-----------------------------------------------------------------------------------------------------
Global Dividend and Income Fund (DGF)                           +17.93%                    +15.65%
Lipper Closed-End Income Fund Average                           +15.91%                    +10.15%
DGF Rank                                                           2                          1
Number of funds in category                                        11                        11
-----------------------------------------------------------------------------------------------------

* Fund's inception date was March 4, 1994. Past performance does not guarantee future results. All performance assumes dividends and distributions reinvested. The #1 ranked fund for the year ended November 30, 1997, was Delaware Group Dividend and Income Fund, your Fund's domestic oriented counterpart.

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Portfolio Managers' Review

During fiscal 1997, Global Dividend and Income Fund invested in an attractive mix of domestic and foreign stocks and bonds that helped us attain our goal of providing high current income with capital appreciation.
        Common stocks made up 61.3% of your Fund's net assets as of November
30, 1997, an increase of three percentage points from a year ago. This resulted from primarily robust capital appreciation in the U.S. stock market. The balance of your Fund's portfolio as of year end was allocated to preferred stocks and fixed-income securities, as shown on page 4.
         Fiscal 1997 was a challenging year for income-oriented investors. In the U.S., the Federal Reserve Board's modest interest rate increase in March provided the medicine for the U.S. economy to keep inflation from reaching a feverish pace. Bond prices subsequently rose while the yield on 30-year
Treasury Bonds stood at just above 6% as of year end.
        Generally, better bond values could be found overseas in 1997, especially in Europe. We believe that the sale of gold reserves by Australia, Switzerland, Argentina and other countries during the year reflected a growing confidence in the ability of foreign central bankers to maintain stable monetary conditions.
        Of course, most Asian countries did not enjoy stable economic conditions or currency values. In our opinion, much of the Pacific Rim's market volatility reflected lax, and, in some cases, irresponsible government fiscal policies as well as high levels of private sector debt in countries such as Thailand, Indonesia, South Korea and Japan.
        Your Fund is managed with a goal of generating as much of its $0.125 monthly dividend as possible from ordinary income. The balance of the dividend comes from short-term and long-term capital gains and, if necessary, a return of capital. We are pleased to report since its inception, the Fund has not had to provide a return of capital to meet its dividend.

We believe that the sale of gold reserves by several established countries in 1997 reflected a growing confidence in the ability of foreign central bankers outside of Asia to maintain stable monetary conditions.

New President and CEO
On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer of the Delaware Group of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies, Delaware's indirect parent, since October 1996. He joined Lincoln National in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor's degree from Princeton University.


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ASSET ALLOCATION
-------------------------------------------------------------------------------
November 30, 1997

Common and Preferred Stocks                          61.8%
Non-Convertible U.S. Corporate Bonds                 26.5%
Foreign Bonds                                        14.0%
Convertible U.S. Bonds                                8.3%
Convertible Preferred Stocks                         10.4%

The chart above adds up to more than 100% because the portfolio is leveraged.

Financial Stocks In Established Markets Performed Well
The largest contributors to your Fund's total return in fiscal 1997 were our U.S. bank and real estate investment trust (REIT) holdings. These two sectors, which represented a combined 30.8% of your Fund's net assets as of November 30, benefited from internal expansion, restructuring and merger activity.
         The Fund's largest equity holding as of November 30 was KeyCorp, a regional banking company based in Cleveland. (1.2% of net assets). Investors recognized the value of the company's 1996 restructuring, an effort that reduced operating costs. We believe this sector offers further capital appreciation potential as the banking industry continues to consolidate.
         Our largest foreign stock holding as of November 30, 1997, was National Australia Bank (NAB). Unlike some British and Japanese banking companies, that during the past year announced plans to sell their U.S. operations, NAB has been seeking to expand its presence in America.
       In the U.S., we are attracted to the real estate sector because we believe the industry is undergoing a positive fundamental transformation that we believe makes certain stocks attractive for both their income and total return potential. We believe many REITs are undervalued compared to the overall U.S. stock market, and that the industry is benefiting from an increasing level of public ownership and from stronger and more sophisticated management.
        During 1997, we substantially reduced our weighting in telephone stocks in the U.S. while maintaining our overseas weighting in this sector. We sold our NYNEX Corp. position after the stock reached our price target following regulatory approval of its merger with Bell Atlantic Corp. We were disappointed, however, with Frontier Corp. and liquidated our position at a loss. In our opinion, increasing industry competition in the U.S. has made the industry's prospects less than clear.

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                                                                          5

strategy

A Positive Environment for U.S. High-Yield Bonds
Fiscal 1997 was an exceptional year for the U.S. high-yield bond market. Default rates by corporate issuers fell to historic lows, while both the supply and demand for high-yield bonds from investors increased.
        Global Dividend and Income Fund's approach to high-yield bond investing emphasizes income and stresses capital preservation over appreciation. We strive to achieve this by investing in bonds issued primarily by U.S. based corporations, which are rated either B or BB, the two highest non-investment grade ratings.
        During the past year, the Fund's high-yield bond component focused on bonds rated B with a relatively high average coupon (interest rate at the time the bond was issued), an approach we plan to continue to follow in the year ahead. This reflects our belief that the current healthy U.S. economic expansion is likely to reduce default risks for many high-yield bond issuers in 1998.
        One high-yield sector that performed well beyond our expectations in 1997 was media bonds. Many of our selections exceeded our price targets during the second half amid industry merger activity, credit quality upgrades and a rise in advertising revenue. For example, our Cablevision Systems bonds doubled in value - a highly unusual occurrence for any type of domestic fixed-income security.
        As of November 30, your Fund's high-yield bond component had an average effective maturity of 8.7 years and an effective duration of 3.7 years. Duration indicates the approximate percentage change in a bond's price given a 1% change in interest rates, although high-yield bonds tend to be less affected by interest rates than high quality, investment grade bonds.

Seeking Stability and Value
in Foreign Bonds
During the year, we had a preference for "dollar-zone" markets, that is, non-Asian countries that link their currency to the U.S. dollar. One of your Fund's largest weightings in foreign bonds as of year's end were New Zealand government securities. In our opinion, the country was an island of stability amid a sea of Pacific Rim chaos.

GEOGRAPHIC DIVERSIFICATION
------------------------------------------------
November 30, 1997

United States                               61.3%
Continental Europe                          12.1%
United Kingdom                               8.4%
Australia / New Zealand                      6.7%
Latin America                                3.2%
South Africa                                 2.9%
Canada                                       2.4%
Turkey                                       2.0%
Asian Pacific Rim                            1.0%


Chart reflects securities' country of origin. Table on page 19 reflects the currency in which the security is denominated.


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    6

        As of November 30, 1997, New Zealand bonds, on average, provided an extra 100 basis points (1%) of yield relative to U.S. Treasury securities with comparable maturities. Unlike here in the U.S. and in most Asian countries, the Kiwi government had a budget surplus and has begun paying down its overall indebtedness. Of course, the principal and interest of New Zealand securities are not guaranteed by the U.S. government.
        When we invest in overseas bonds, your Fund strives to obtain a rate of return that is meaningfully greater than the rate of inflation in the U.S. We also seek to preserve capital in times of weakness.
         We had only limited exposure to Asian bonds in fiscal 1997. However, two positions we held in Indonesia and South Korea (see page 12) performed poorly, reducing the Fund's net asset value by $0.25 per share for the calendar year.
        Our emerging markets exposure was concentrated in Mediterranean Europe and South Africa, our largest country weighting. As of year's end, long-term South African bonds offered yields in excess of 14%. This appeared exceptionally attractive given what we believe is the country's improving political climate and relatively moderate inflation environment.

A Way to Add Growth and Income: Convertible Stocks and Bonds
Global Dividend and Income Fund increased its position in convertible securities during fiscal 1997, from 13.17% of net assets a year ago to 18.67% as of November 30, 1997.
         Convertible securities tend to provide a better dividend or bond yield than common stocks while offering somewhat less capital appreciation potential. We typically buy convertibles to participate in the capital appreciation of growth-oriented stocks that either do not pay a dividend or have a dividend yield lower than the S&P 500 Index.
        A particular preferred stock that performed well for us in 1997 was



We Search the World For Bonds With High Income Potential and Relative Stability South African Government Bonds
New Zealand Government Bonds
U.S. Treasuries


                             Canadian
                            Provincial                South Africa                     New Zealand                     U.S.
                           Bonds (Quebec)           Government Bonds                 Government Bonds               Treasuries
3 Month                                                   15.60%                           7.15%                       5.20%
6 Month                                                   15.20%                           7.31%                       5.43%
1 Year                         4.33%                      15.35%                           7.26%                       5.50%
2 Year                         4.76%                                                       6.88%                       5.74%
3 Year                         5.28%                      14.32%                           6.87%                       5.81%
4 Year                         5.38%                                                       6.86%
5 Year                         5.49%                      14.29%                                                       5.84%
6 Year                         5.66%                      14.27%                           6.81%
7 Year                         5.78%
8 Year                         5.92%                      14.25%
9 Year                         5.89%
10 Year                        6.04%                      14.31%                           6.74%                       5.88%
15 Year                        6.32%                      14.32%                           6.74%
20 Year                                                   14.36%
30 Year                        6.48%                                                                                   6.06%

                                                                           Yield

Source: Bloomberg Business News. The above illustration is not intended to represent the yield of Global Dividend and Income Fund. Unlike U.S. Treasuries, foreign bonds have currency, political and economic risks and are not guaranteed by the U.S. government. South Africa and New Zealand do not offer 30-year bonds.
South African, New Zealand and selected Canadian bonds each provided higher yields in U.S. dollars for U.S. investors as of November 30, 1997.

                                                                     closed-end
                                                                       income
                                                                          7

CHART: GLOBAL DIVIDEND AND INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
DECEMBER 1, 1996, TO NOVEMBER 30, 1997

                              DOLLARS PER SHARE

                             Market Price                      NAV
Nov. 30, '96                    $15.875                      $15.810
Dec. 6, '96                     $15.750                      $15.680
Dec. 13, '96                    $15.125                      $15.550
Dec. 20, '96                    $15.500                      $15.770
Dec. 27, '96                    $16.000                      $15.830
Jan. 3, '97                     $16.125                      $15.770
Jan. 10, '97                    $16.375                      $15.910
Jan. 17, '97                    $16.375                      $16.130
Jan. 24, '97                    $16.250                      $16.050
Jan. 31, '97                    $16.625                      $16.050
Feb. 7, '97                     $16.875                      $16.160
Feb. 14, '97                    $16.875                      $16.230
Feb. 21, '97                    $16.750                      $16.290
Feb. 28, '97                    $17.000                      $16.220
Mar. 7, '97                     $17.000                      $16.460
Mar. 14, '97                    $16.750                      $16.220
Mar. 21, '97                    $15.500                      $15.900
Mar. 28, '97                    $16.000                      $15.990
Apr. 4, '97                     $16.125                      $15.590
Apr. 11, '97                    $16.125                      $15.400
Apr. 18, '97                    $16.750                      $15.580
Apr. 25, '97                    $16.625                      $15.450
May 2, '97                      $16.750                      $15.860
May 9, '97                      $16.625                      $16.120
May 16, '97                     $16.375                      $16.090
May 23, '97                     $16.625                      $16.270
May 30, '97                     $16.625                      $16.280
June 6, '97                     $17.250                      $16.450
June 13, '97                    $17.250                      $16.650
June 20, '97                    $17.500                      $16.820
June 27, '97                    $17.500                      $16.800
July 4, '97                     $18.000                      $17.140
July 11, '97                    $17.625                      $17.010
July 18, '97                    $17.500                      $16.990
July 25, '97                    $17.625                      $17.120
Aug. 1, '97                     $17.875                      $17.240
Aug. 8, '97                     $18.000                      $17.150
Aug. 15, '97                    $17.875                      $16.880
Aug. 22, '97                    $17.625                      $16.870
Aug. 29, '97                    $17.625                      $16.810
Sep. 5, '97                     $18.063                      $17.080
Sep. 12, '97                    $17.938                      $17.050
Sep. 19, '97                    $18.125                      $17.430
Sep. 26, '97                    $17.938                      $17.670
Oct. 3, '97                     $18.500                      $17.900
Oct. 10, '97                    $17.873                      $17.730
Oct. 17, '97                    $18.438                      $17.530
Oct. 24, '97                    $18.875                      $17.300
Oct. 31, '97                    $17.938                      $16.960
Nov. 7, '97                     $18.500                      $17.050
Nov. 14, '97                    $18.250                      $16.780
Nov. 21, '97                    $17.875                      $17.150
Nov. 30, '97                    $17.313                      $17.090


Source: Bloomberg Business News. Past performance does not guarantee future results.
SunAmerica, an insurance company that provides retirement products such as life insurance, annuities and trust services.

        Overall, the convertibles market significantly underperformed the S&P 500 Index during fiscal 1997. The total return of the Merrill Lynch Convertibles Index was +17.89% for the 12 months ended November 30, 1997, more than 900 basis points (9%) less than the S&P 500. As with other asset classes the Fund invests in, we take a diversified approach to convertibles and are not heavily weighted in any one industry.

Outlook
In the coming year, we expect to look carefully at telecommunications and utility stocks. As both industries continue to be deregulated on a global basis, we think well-managed companies will thrive and expand at the expense of less efficient operations. One of our holdings that performed well in 1997 and we believe has further potential is Telefonica de Espana. The Spanish company is aggressively pursuing contracts to construct information networks in Latin America.
        In 1998, we will continue to monitor developments in Asia, where some value-oriented investment opportunities may develop. Generally, we expect to remain focused on Europe as the primary area for foreign stock selection for the Fund.
        Within the U.S., we believe increasing competition in the electric utility industry in states such as California and Massachusetts may present intriguing investment opportunities. Although competition could increase utility stock price volatility in the coming years, we believe this sector offers attractive dividend yields. Stocks of companies who can effectively compete may also offer capital appreciation potential.
        We expect financial stocks such as banks and REITs to continue to play an important role in your Fund's portfolio in 1998. Banks have begun to offer more innovative products and services and are at outlook


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    8

Top 10 Common Stock Holdings
--------------------------------------------------------------------------------
November 30, 1997

Company                                                Industry                     Percent of Net Assets
---------------------------------------------------------------------------------------------------------
KeyCorp                                                Banking                              1.3%
Patriot American Hospitality                             REIT                               1.2
Summit Bancorp                                         Banking                              1.1
National Australia Bank                                Banking                              1.0
Mellon Bank                                            Banking                              1.0
Texaco                                                   Oil                                1.0
Prentiss Properties Trust                                REIT                               1.0
GKN pic                                             UK Engineering                          1.0
Cali Realty                                              REIT                               0.9
Brambles Industries                           Australian Transportation                     0.9%
---------------------------------------------------------------------------------------------------------
Total                                                                                      10.4%

the same time increasing profit margins through increased economies of scale. In addition, more banks are deriving a greater percentage of revenue from services, which tend to be more profitable than loans.
        Since technology stocks typically do not meet our income requirements, we anticipate that we will remain underweighted in this volatile sector.
        Overall, many domestic economic indicators remain positive. Despite the lowest unemployment rate in 24 years, U.S. inflation was just 1.7% for the 12 months ended November 30, 1997, providing a healthy climate for financial assets, especially interest-rate sensitive companies. In addition, many industrial companies are finding new ways to boost profits through new technology, mergers and restructuring.
        By providing income from several asset classes, we believe Global Dividend and Income Fund can offer investors portfolio diversification and potential risk reduction. We are pleased to report that during October 1997, the Fund's share price reached a record premium of 9.1% to its net asset value, as shown in the chart on page 7. We take this as a sign of continuing confidence in our consistent investment discipline.

Babak Zenouzi
Vice President and Senior Portfolio Manager - U.S. Equities

Paul A. Matlack
Vice President and Senior Portfolio Manager - U.S. Fixed-Income

Clive A. Gillmore
Director and Senior Portfolio Manager - Foreign Equities

Ian G. Sims
Director and Senior Portfolio Manager - Foreign Fixed-Income

December 8, 1997


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                                                                          9

Fund Performance

GLOBAL DIVIDEND AND INCOME FUND - GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------------------
MARCH 4, 1994 TO NOVEMBER 30, 1997


Dividend and Income Fund                         $17,230
Lipper Closed-End Income Fund Average (9 Funds)  $15,295

Above performance assumes reinvestment of distributions. Past performance does not guarantee future results. DGF shares were initially offered with a sales charge of 6%. Performance since inception does not include this or any brokerage commissions for purchases made since inception.

A $10,000 Investment in Global Dividend and Income Fund when the fund began operating on March 4, 1994, would have grown to $17,230 as of November 30, 1997, based on net asset value with dividends and distributions reinvested. That's nearly 20% higher than the average of the Fund's peers during the same period.




About Our Share Buyback Program
In 1994, Global Dividend and Income Fund's board of directors authorized a share repurchase program that authorizes the Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. During fiscal 1997, the Fund did not utilize this option because, given the Fund's market price, we believed there were more effective ways of enhancing shareholder value.

Your Reinvestment Options
If your shares are not held in "street" name and you are not already reinvesting dividends, Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact Investors Fiduciary Trust Co. at
1.800.596.8396. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

10 closed-end income

Financial Statements
Delaware Group Global Dividend And Income Fund, Inc.
Statement Of Net Assets
November 30, 1997                                          Number    Market
                                                         of Shares    Value
 COMMON STOCK - 61.29%
 Automobiles & Auto Equipment - 3.59%
 Chrysler .........................................        25,000   $   857,812
 Continental AG ...................................        26,000       648,589
 General Motors ...................................        16,000       976,000
 GKN ..............................................        51,000     1,111,008
 T & N ............................................       116,000       489,569
                                                                    -----------
                                                                      4,082,978
                                                                    -----------

 Banking, Finance & Insurance - 8.89%
 Cho Hung Bank - GDR Reg. S Shares ................        17,066        40,532
 Commonwealth Bank of Australia ...................        52,000       617,355
 CoreStates Financial .............................        10,000       773,125
 First Chicago NBD ................................        13,000     1,017,250
 Fleet Financial Group ............................        12,300       812,569
 ING Groep NV .....................................        16,000       650,318
 KeyCorp ..........................................        21,000     1,416,187
 Mellon Bank ......................................        20,000     1,133,750
 National Australia Bank ..........................        88,000     1,166,325
 National Mutual Holdings .........................        35,000        55,081
 PT Bank Dagang Nasional Indonesia ................     1,475,124       161,768
 PT Bank Dagang Nasional Indonesia Warrants (a) ...       213,874         2,815
 Summit Bancorp ...................................        27,000     1,258,875
 Washington Mutual ................................        14,500     1,002,312
                                                                    -----------
                                                                     10,108,262
                                                                    -----------
 Buildings & Materials - 0.38%
 Compagnie de Saint-Gobain ........................         3,200       434,726
                                                                    -----------
                                                                        434,726
                                                                    -----------
 Cable, Media & Publishing - 0.44%
 Elsevier NV ......................................        29,500       498,604
                                                                    -----------
                                                                        498,604
                                                                    -----------
 Chemicals - 0.67%
 Bayer AG .........................................        20,750       765,024
                                                                    -----------
                                                                        765,024
                                                                    -----------
 Electronics - 1.10%
 AMP ..............................................        14,200       616,812
 Siemens AG .......................................        10,750       636,895
                                                                    -----------
                                                                      1,253,707
                                                                    -----------
 Energy - 4.36%
 Centrica .........................................        91,000       132,619
 Duke Energy ......................................        10,000       520,000
 Elf Gabon SA .....................................         2,200       405,828
 El Paso Natural Gas ..............................        15,000       920,625
 PacifiCorp .......................................        20,000       466,250
 Royal Dutch Petroleum ............................        16,200       843,431
 RWE AG ...........................................        11,000       540,075
 Texaco ...........................................        20,000     1,130,000
                                                                    -----------
                                                                      4,958,828
                                                                    -----------

                                                              Number     Market
                                                            of Shares     Value
 COMMON STOCK (Continued)
 Food, Beverage & Tobacco - 3.87%
 Fortune Brands .................................         15,900     $  575,381
 Foster's Brewing Group .........................        291,542        540,602
 Philip Morris Companies ........................         20,000        870,000
 RJR Nabisco Holdings ...........................         24,000        874,500
 Southcorp ......................................        255,000        786,908
 Unigate ........................................         77,000        750,486
                                                                    -----------
                                                                      4,397,877
                                                                    -----------
 Healthcare & Pharmaceuticals - 1.25%
 Baxter International ...........................         10,000        506,250
 Glaxo Wellcome .................................         39,370        912,046
                                                                    -----------
                                                                      1,418,296
                                                                    -----------
 Leisure, Lodging & Entertainment - 0.68%
 Bass ...........................................         54,000        771,504
                                                                    -----------
                                                                        771,504
                                                                    -----------
 Metals & Mining - 0.52%
 Rio Tinto ......................................         49,000        596,049
                                                                    -----------
                                                                        596,049
                                                                    -----------
 Packaging & Containers - 0.26%
 Amcor ..........................................         66,000        295,796
                                                                    -----------
                                                                        295,796
                                                                    -----------
 Paper & Forest Products - 0.88%
 Carter Holt Harvey .............................        200,000        289,877
 Georgia-Pacific ................................          8,300        708,612
                                                                    -----------
                                                                        998,489
                                                                    -----------
 Real Estate - 24.27%
 Alexandria Real Estate Equities ................         20,700        644,287
 Apartment Investment & Management ..............         24,700        873,762
 Brandywine Realty Trust ........................         30,300        732,881
 Burnham Pacific Properties .....................         45,000        644,063
 Cali Realty ....................................         27,000      1,071,563
 Camden Property Trust ..........................         25,000        817,188
 CarrAmerica Realty .............................         30,000        903,750
 Duke Realty Investments ........................         38,000        874,000
 Equity Residential Properties Trust ............         20,000      1,000,000
 Essex Property Trust ...........................         27,000        975,375
 Excel Realty Trust .............................         32,000        976,000
 FelCor Suite Hotels ............................         22,000        798,875
 First Industrial Realty Trust ..................         23,000        812,188
 Glenborough Realty Trust .......................         30,300        818,100
 Golf Trust of America ..........................         33,400        901,800
 Grove Property Trust ...........................         50,000        543,750
 Health Care REIT ...............................         24,750        632,672
 JDN Realty .....................................         29,000        900,813
 Kilroy Realty ..................................         24,200        635,250
 Kimco Realty ...................................         12,900        443,438
 Lexington Corporate Properties .................         39,900        581,044

 ______
 Top 10 common stock holdings, representing 10.36% of net assets, are in boldface.

                                                           closed-end income 11

                                                           Number      Market
                                                         of Shares     Value
  COMMON STOCK (Continued)
  Real Estate (Continued)

  Liberty Property Trust ...........................       31,142   $   870,030
  Macerich Company (The)  ..........................       36,000       976,500
  Pacific Gulf Properties ..........................       45,000     1,006,875
  Pan Pacific Retail Properties ....................       33,800       692,900
  Patriot American Hospitality .....................       42,000     1,312,500
  Prentiss Properties Trust ........................       43,508     1,125,770
  Public Storage ...................................       32,000       884,000
  Reckson Associates Realty ........................       39,000     1,035,937
  Sovran Self Storage ..............................       20,000       610,000
  Spieker Properties ...............................       25,000     1,015,625
  Sun Communities ..................................       20,000       728,750
  Trammell Crow ....................................       16,700       367,400
  Union du Credit-Bail Immobilier ..................        2,700       259,779
  Wharf (Holdings)  ................................       59,000       120,209
                                                                    -----------
                                                                     27,587,074
                                                                    -----------
  Retail - 0.84%
  Boots ............................................       65,000       953,850
                                                                    -----------
                                                                        953,850
                                                                    -----------
  Telecommunications - 2.16%
  GTE ..............................................       15,700       793,831
  Telecom Corporation of New Zealand ...............      189,000       969,841
  Telefonica de Espana .............................       21,000       605,532
  Telstra ..........................................       46,046        82,862
                                                                    -----------
                                                                      2,452,066
                                                                    -----------
  Transportation & Shipping - 1.33%
  Brambles Industries ..............................       55,000     1,053,991
  British Airways ..................................       50,000       458,687
                                                                    -----------
                                                                      1,512,678
                                                                    -----------
  Utilities - 5.15%
  BG ...............................................       80,294       380,135
  Cable & Wireless .................................       88,000       773,189
  Electrabel SA ....................................        2,950       659,879
  Hong Kong Electric Holdings ......................      200,000       676,559
  IberdrolaSA ......................................       56,000       715,373
  OGE Energy .......................................       12,000       610,500
  Rochester Gas & Electric .........................       20,000       550,000
  Texas Utilities ..................................       20,000       800,000
  United Utilities .................................       53,000       683,102
                                                                    -----------
                                                                      5,848,737
                                                                    -----------
  Miscellaneous - 0.65%
  Eridania Beghin-Say SA ...........................        2,550       396,528
  Jardine Matheson Holdings ........................       64,800       343,440
                                                                    -----------
                                                                        739,968
                                                                    -----------
  Total Common Stock (cost $54,544,970) ............                 69,674,513
                                                                    -----------

  CONVERTIBLE PREFERRED STOCK - 10.38%
  Automobiles & Auto Equipment - 0.57%
 +BTI Cap Trust 6.50%  ............................        12,500       645,312
                                                                    -----------
                                                                        645,312
                                                                    -----------

                                                        Number       Market
                                                       of Shares      Value
  CONVERTIBLE PREFERRED STOCK (Continued)
  Banking, Finance & Insurance - 1.95%
  Salomon 7.625% series FSA "DECS" ...............        30,000     $1,173,750
  SunAmerica $3.188 "PERCS" ......................        22,500      1,046,250
                                                                    -----------
                                                                      2,220,000
                                                                    -----------
  Buildings & Materials - 0.40%
  Blue Circle Industries 7.625% ..................       150,000        453,633
                                                                    -----------
                                                                        453,633
                                                                    -----------
  Cable, Media & Publishing - 3.93%
  Cablevision Systems Series I 8.50% .............        33,000      1,159,125
  Chancellor Media 7.00%  ........................        14,000      1,240,750
 +Evergreen Media $3.00  .........................        17,000      1,126,250
  Metromedia Intl Group 7.25% ....................        20,500        943,000
                                                                    -----------
                                                                      4,469,125
                                                                    -----------
  Energy - 0.68%
 +CalEnergy Capital Trust 3 6.50% ................        16,000        768,000
                                                                    -----------
                                                                        768,000
                                                                    -----------
  Healthcare & Pharmaceuticals - 0.43%
  Medpartners 6.50% "TAPS" .......................        20,200        484,800
                                                                    -----------
                                                                        484,800
                                                                    -----------
  Metals & Mining - 0.31%
  Worthington Industries 7.25% "DECS" ............        23,100        358,050
                                                                    -----------
                                                                        358,050
                                                                    -----------
  Telecommunications - 0.73%
 +Loral Space & Communication 6.00% ..............        13,000        828,750
                                                                    -----------
                                                                        828,750
                                                                    -----------
  Transportation & Shipping - 0.65%
 +Greyhound Lines 8.50%  .........................        26,500        742,000
                                                                    -----------
                                                                        742,000
                                                                    -----------
  Utilities - 0.73%
  Houston Industries 7.00% "ACES" ................        15,000        832,500
                                                                    -----------
                                                                        832,500
                                                                    -----------
  Total Convertible Preferred Stock
   (cost $9,673,635)  ............................                   11,802,170
                                                                    -----------

  PREFERRED STOCK - 0.52%
  Cable, Media & Publishing - 0.52%
  American Radio Systems Series B 11.375% ........            73          8,614
  Granite Broadcasting 12.75% ....................           542        577,230
                                                                    -----------
                                                                        585,844
                                                                    -----------
  Total Preferred Stock (cost $507,562) ..........                      585,844
                                                                    -----------

                                                        Principal
                                                         Amount
 NON-CONVERTIBLE BONDS - 40.50%
 Aerospace & Defense - 0.28%
 Derlan Manufacturing sr notes 10.00% 2007 ........   US$300,000        315,000
                                                                    -----------
                                                                        315,000
                                                                    -----------
 Automobiles & Auto Equipment - 1.20%
 Collins & Aikman
  Series B sr sub notes 10.00% 2007 ...............   US$275,000        288,750

 12 closed-end income

                                                     Principal           Market
                                                      Amount              Value
  NON-CONVERTIBLE BONDS (Continued)
  Automobiles & Auto Equipment (Continued)

  Exide sr notes 10.75% 2002 .....................   US$    400,000  $  422,000
  Motors and Gears Series B sr notes 10.75% 2006 .   US$    200,000     212,500
  Venture Holdings Trust sr sub notes 9.75% 2004 .   US$    457,000     441,576
                                                                    -----------
                                                                      1,364,826
                                                                    -----------
  Banking, Finance & Insurance -2.98%
  Banco Nacional de Comercia Exterior
   unsec deb 7.25% 2004  .........................   US$    750,000     690,937
  Bank of Greece Series RG
   unsec deb (loan stock) 10.75% 2010 ............   GBP    120,000     253,731
  DVI unsec sr notes 9.875% 2004 .................   US$    275,000     286,000
  European Bank for Reconstruction & Development
   unsec marathon bonds 15.25% 1998 ..............   GRD100,000,000     361,969
  European Investment Bank deb 17.50% 1999 .......   GRD 50,000,000     190,129
  First Nationwide Holdings
   sr sub notes 9.125% 2003 ......................   US$    300,000     313,500
  International Finance
   unsec marathon bonds 15.25% 1999 ..............   GRD150,000,000     559,550
  National Bank of Hungary sr deb 10.00% 2003 ....   GBP    400,000     737,522
                                                                    -----------
                                                                      3,393,338
                                                                    -----------
  Buildings & Materials - 0.79%
  American Builders and Contractors Series B
   sr unsec sub notes 10.625% 2007 ...............   US$    275,000     286,687
  American Standard sr notes 10.875% 1999 ........   US$    450,000     475,875
  Atrium Companies sr sub notes 10.50% 2006 ......   US$    125,000     131,250
                                                                    -----------
                                                                        893,812
                                                                    -----------
  Cable, Media & Publishing - 1.16%
  Century Communications sr notes 9.75% 2002 .....   US$    600,000     631,500
  Granite Broadcasting sr sub notes 9.375% 2005 ..   US$    500,000     498,750
  Muzak LP/Capital sr unsec notes 10.00% 2003 ....   US$     80,000      83,600
  Rogers Cablesystems
   sr unsec sub deb 11.00% 2015 ..................   US$     90,000     102,600
                                                                    -----------
                                                                      1,316,450
                                                                    -----------
  Chemicals - 0.62%
  BPC Holding Series B sr sec notes 12.50% 2006 ..   US$    250,000     275,312
  UCC Investors sr sub notes 11.00% 2003 .........   US$    400,000     426,000
                                                                    -----------
                                                                        701,312
                                                                    -----------
  Computers & Technology - 0.11%
  Unisys sr unsec notes 11.75% 2004 ..............   US$    105,000     119,700
                                                                    -----------
                                                                        119,700
                                                                    -----------
  Consumer Products - 0.78%
  American Safety Razor Series B
   sr notes 9.875% 2005  .........................   US$    475,000     508,250
 +Fedders North America
  sr sub notes 9.375% 2007 .......................   US$    250,000     255,625
  Pen-Tab Industries Series B
   sr unsec sub notes 10.875% 2007 ...............   US$    125,000     118,437
                                                                    -----------
                                                                        882,312
                                                                    -----------
  Electronics - 0.32%
 +HCC Industries sr sub notes 10.75% 2007 ........   US$    250,000     261,875

                                                     Principal           Market
                                                      Amount              Value
 NON-CONVERTIBLE BONDS (Continued)
 ELECTRONICS (Continued)
+Insilco sr sub notes 10.25% 2007 ............   US$       100,000  $   103,750
                                                                    -----------
                                                                        365,625
                                                                    -----------
 Energy - 0.65%
 Falcon Drilling Series B sr notes 8.875% 2003   US$       500,000      527,500
 Trizec Hahn Series B sr notes 10.875% 2005 ..   US$       200,000      217,000
                                                                    -----------
                                                                        744,500
                                                                    -----------
 Food, Beverage & Tobacco - 0.88%
 AFC Enterprises
  sr unsec sub notes 10.25% 2007 .............   US$       250,000      262,500
 Core-Mark International
  sr sub notes 11.375% 2003US$ 100,000105,500
 Delta Beverage sr notes 9.75% 2003 ..........   US$       500,000      528,750
 PMI Acquisition sr sub notes 10.25% 2003 ....   US$       100,000      106,000
                                                                    -----------
                                                                      1,002,750
                                                                    -----------
 Foreign Currency Linked Notes - 2.38%
 IDR Currency Linked Notes 0.00% 1998 ........   US$     2,000,000    1,379,698
 South Korean Won Currency
  Linked Notes 0.00% 1998 ....................   US$     2,000,000    1,328,348
                                                                    -----------
                                                                      2,708,046
                                                                    -----------
 Foreign Government - 15.05%
 Argentina Global Bond 9.75% 2027 ............   US$       369,000      339,480
 Hellenic Republic 11.00% 1999 ...............   GRD   150,000,000      535,163
 Hydro-Quebec (loan stock) 12.75% 2015 .......   GBP       160,000      416,483
 Mexican United States
  Global Bond 9.875% 2007 ....................   US$        50,000      778,594
 Mexican Cetes (T-Bills) 0.00% 1998 ..........   MXN     1,500,000    1,538,104
 New Zealand Government 8.00% 2001 ...........   NZD     2,000,000    1,273,859
 New Zealand Government 8.00% 2004 ...........   NZD     2,000,000    1,310,803
*Poland Global par bond 3.00% 2024 (b) .......   US$     2,000,000    1,215,000
 Republic of Argentina Series BGLO
  sr unsec unsub 8.375% 2003 .................   US$       500,000      471,250
*Republic of Brazil - IDU Series A
  deb 6.8125% 2001 (b)  ......................   US$       392,500      362,081
 Republic of Columbia
  unsec unsub 7.625% 2007 ....................   US$     1,000,000      923,125
 Republic of South Africa
  Series 160 10.75% 1998 .....................   ZAR     2,500,000      496,107
 Republic of South Africa
  Series 162 12.50% 2002 .....................   ZAR    14,000,000    2,725,364
 Republic of Turkey
  unsec deb 9.00% 2003  ......................   GBP       400,000      625,061
 Russian Ministry of Finance
  unsec unsub 9.25% 2001 .....................   US$       500,000      478,750
 Spanish Government 11.30% 2002 ..............   ESP   170,000,000    1,392,205
 Turkish T-Bill 0.00% 1998 ...................   TRL80,000,000,000    2,226,323
                                                                    -----------
                                                                     17,107,752
                                                                    -----------
 Healthcare & Pharmaceuticals - 0.37%
 Healthsouth sr sub notes 9.50% 2001 .........   US$    200,000         210,500
 Paracelsus Healthcare
  sr unsec sub notes 10.00% 2006 .............   US$    200,000         208,500
                                                                    -----------
                                                                        419,000
                                                                    -----------
                                                          closed-end income 13
Statement of Net Assets (Continued)
                                                         Principal     Market
                                                           Amount       Value
 Industrials - 0.53%
 Hawk sr notes 10.25% 2003 ........................   US$  150,000    $  159,375
 IMO Industries sr sub notes 11.75% 2006 ..........   US$  400,000       442,000
                                                                      ----------
                                                                         601,375
                                                                      ----------
 Leisure, Lodging & Entertainment - 1.55%
+Alliance Gaming
  sr sub notes 10.00% 2007 ........................   US$  200,000       201,500
 Cinemark USA Series B
  sr sub notes 9.625% 2008 ........................   US$  500,000       517,500
 Scott's Hospitality Series A
  unsec deb 10.95% 2001  ..........................   CAD  800,000       650,529
 Trump Atlantic City Associates Funding
  sec 1st mtg notes 11.25% 2006 ...................   US$  400,000       397,000
                                                                      ----------
                                                                       1,766,529
                                                                      ----------
 Metals & Mining - 1.34%
 Commonwealth Aluminum
  sr sub notes 10.75% 2006 ........................   US$  200,000       215,000
+Keystone Consolidated Industries
  sr sec notes 9.625% 2007 ........................   US$  600,000       616,500
 Oregon Steel Mills
  sec 1st mtg notes 11.00% 2003 ...................   US$  200,000       217,000
 Weirton Steel sr notes 11.375% 2004 ..............   US$  450,000       478,125
                                                                      ----------
                                                                       1,526,625
                                                                      ----------
 Packaging & Containers - 0.51%
 Container Corporation of America Series A
  sr notes 11.25% 2004  ...........................   US$  200,000       218,500
 Pierce Leahy sr sub notes 11.125% 2006 ...........   US$  129,000       146,092
 Pierce Leahy sr sub notes 9.125% 2007 ............   US$  200,000       210,000
                                                                      ----------
                                                                         574,592
                                                                      ----------
 Paper & Forest Products - 1.02%
 Domtar deb 10.85% 2017  ..........................   CAD1,000,000       949,774
 Four M Series B sr sec notes 12.00% 2006 .........   US$  100,000       107,250
 Pacific Lumber sr unsec notes 10.50% 2003 ........   US$  100,000       103,875
                                                                      ----------
                                                                       1,160,899
                                                                      ----------
 Retail - 3.14%
 ASDA Group unsec unsub deb 10.875% 2010 ..........   GBP  500,000     1,081,431
 Cole National Group sr sub notes 9.875% 2006 .....   US$  500,000       533,750
 Cort Furniture Rental sr notes 12.00% 2000 .......   US$  142,000       156,555
 Fleming Companies sr notes 10.625% 2001 ..........   US$  400,000       424,000
 Provigo Series 1991 deb 11.25% 2001 ..............   CAD  800,000       651,591
 Ralph's Grocery sr notes 10.45% 2004 .............   US$  400,000       450,000
+Wilsons Leather sr notes 11.25% 2004 .............   US$  275,000       274,312
                                                                      ----------
                                                                       3,571,639
                                                                      ----------
 Telecommunications - 1.11%
 Jacor Communications
  sr unsec sub notes 9.75% 2006 ...................   US$  500,000       532,500
 Outdoor Communications
  sr sub notes 9.25% 2007  ........................   US$  225,000       226,125
 Rogers Communications
  sr unsec notes 8.875% 2007 ......................   US$  500,000       501,250
                                                                      ----------
                                                                       1,259,875
                                                                      ----------

                                                       Principal     Market
                                                        Amount        Value
NON-CONVERTIBLE BONDS (Continued)
 Textiles - 0.48%
 GFSI Series B sr unsec sub notes 9.625% 2007 .. US$ 200,000 $ 205,000 Synthetic Industries Series B
  sr sub notes 9.25% 2007  .....................   US$  325,000      340,438
                                                                  ----------
                                                                     545,438
                                                                  ----------
 Transportation & Shipping- 0.65%
+Atlantic Express sr sec notes 10.75% 2004 .....   US$  300,000      315,000
 Blue Bird Body Series B
  sr sub notes 10.75% 2006 .....................   US$  200,000      214,250
 Teekay Shipping 1st
  pfd ship mtg notes 9.625% 2003 ...............   US$  198,000      207,653
                                                                  ----------
                                                                     736,903
                                                                  ----------
 Utilities - 1.16%
 AES sr unsec sub notes 10.25% 2006 ............   US$  400,000      430,000
 Calpine sr notes 10.50% 2006 ..................   US$  400,000      432,000
 Midland Funding II Series A deb 11.75% 2005 ...   US$  400,000      460,000
                                                                  ----------
                                                                   1,322,000
                                                                  ----------
 Miscellaneous - 1.44%
 Graphic Controls Series A
  sr sub notes 12.00% 2005 .....................   US$1,000,000    1,117,500
+Huntsman sr sub notes 9.50% 2007 ..............   US$  500,000      525,000
                                                                  ----------
                                                                   1,642,500
                                                                  ----------
 Total Non-Convertible Bonds
  (cost $46,412,310)  ..........................                  46,042,798
                                                                  ----------

 CONVERTIBLE BONDS - 8.29%
 Aerospace and Defense - 0.88%
+Kellstrom Industries sub notes 5.75% 2002 .....   US$  875,000      995,312
                                                                  ----------
                                                                     995,312
                                                                  ----------
 Business Services - 0.76%
 Corestaff sub notes 2.94% 2004 ................   US$  700,000      595,875
+Personnel Group of America sub notes 5.75% 2004   US$  220,000      265,100
                                                                  ----------
                                                                     860,975
                                                                  ----------
 Electronics - 1.17%
+Atmel SA 3.25% 2002 (b)  ......................   US$  500,000      482,500
+Integrated Process Equipment
  sub notes 6.25% 2004  ........................   US$  700,000      655,375
 Kent Electronics sub notes 4.50% 2004 .........   US$  210,000      195,563
                                                                  ----------
                                                                   1,333,438
                                                                  ----------
 Healthcare & Pharmaceuticals - 0.82%
+Sunrise Assisted Living sub notes 5.50% 2002 ..   US$  800,000      932,000
                                                                  ----------
                                                                     932,000
                                                                  ----------
 Industrials - 0.76%
+Thermo Fibertek sub notes 4.50% 2004 ..........   US$  835,000      868,400
                                                                  ----------
                                                                     868,400
                                                                  ----------
 Leisure, Lodging & Entertainment - 0.58%
 Capstar Hotel sub notes 4.75% 2004 ............   US$  640,000      664,000
                                                                  ----------
                                                                     664,000
                                                                  ----------

14 closed-end income

                                                     Principal         Market
                                                      Amount           Value
 CONVERTIBLE BONDS (Continued)
 Paper & Forest Products - 0.17%
 Repola unsec sub deb 6.50% 2004 ................ FIM 1,000,000     $  196,958
                                                                 -------------
                                                                       196,958
                                                                 -------------
 Real Estate - 1.80%
+Atria Communities sub notes 5.00% 2002 ......... US$   475,000        481,531
 IRT Property sub deb 7.30% 2003 ................ US$   500,000        551,250
 LTC Properties sub deb 8.50% 2000 .............. US$   500,000        681,250
 LTC Properties sub deb 8.50% 2001 .............. US$   250,000        329,375
                                                                 -------------
                                                                     2,043,406
                                                                 -------------
 Telecommunications - 1.35%
+Smartalk Teleservices sub notes 5.75% 2004 ..... US$   855,000        867,825
+Tel-Save Holdings sub notes 4.50% 2002 ......... US$   615,000        664,969
                                                                 -------------
                                                                     1,532,794
                                                                 -------------
 Total Convertible Bonds (cost $8,848,037) ......                    9,427,283
                                                                 -------------

 TOTAL MARKET VALUE OF SECURITIES OWNED - 120.98%
  (cost $119,986,514) .......................................      137,532,608
 LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (20.98)% .      (23,848,092)
                                                                 -------------
 NET ASSETS APPLICABLE TO 6,650,647 SHARES ($0.01 par value)
  OUTSTANDING; EQUIVALENT TO $17.09 PER SHARE - 100.00% .....    $ 113,684,516
                                                                 =============
______
  GDR - Global Depository Receipt
 DECS - Dividend Enhanced Convertible Stock
PERCS - Preferred Equity Redemption Cumulative Stock
 TAPS - Threshold Appreciation Price Security
 ACES - Automatic Common Exchange Security

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, these securities amounted to $12,876,886 or 11.33% of net assets.
* Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(a) The warrants enable the holder to subscribe to one ordinary share for every one warrant held at IDR 725 per share until February 14, 2000.
(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at November 30, 1997.

    CAD - Canadian dollar     MXN - Mexican peso
    ESP - Spanish peseta      NZD - New Zealand dollar
    FIM - Finnish markka      TRL - Turkish lira
    GBP - British pound       US$ - U.S. dollar
    GRD - Greek drachma       ZAR - South African rand
    HKD - Hong Kong Dollar

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
Common stock, $0.01 par value, 500,000,000 shares
 authorized to the Fund .....................................     $ 93,096,054
Accumulated net realized gain on investments ................        3,048,287
Net unrealized appreciation of investments and foreign
 currencies .................................................       17,540,175
                                                                  ------------
Total net assets ............................................     $113,684,516
                                                                  ============

Delaware Group
Global Dividend and Income Fund, Inc.
Statement of Operations
Year Ended November 30, 1997

INVESTMENT INCOME:
Interest (net of foreign taxes
  withheld of $3,031)  ........................   $  5,948,148
Dividends (net of foreign taxes
  withheld of $103,001)  ......................      3,651,662    $  9,599,810
                                                  ------------    ------------

EXPENSES:
Management fees ...............................        943,458
Administrative fees ...........................        208,640
Amortization of line of credit organization
 expenses .....................................         36,631
Reports to shareholders .......................         34,184
Professional fees .............................         32,678
Custodian fees ................................         30,500
Amortization of organization expenses .........         24,820
Transfer agent fees ...........................         18,750
Taxes, other than taxes on income .............         12,932
NYSE fees .....................................         12,131
Directors' fees ...............................          7,588
Other .........................................         18,658
                                                  ------------
Total operating expenses
  (before interest expense) ...................                      1,380,970
Interest expense ..............................                      1,564,923
                                                                  ------------
Total expenses ................................                      2,945,893
                                                                  ------------
NET INVESTMENT INCOME .........................                      6,653,917
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions .....................                      5,606,097
  Foreign currencies ..........................                       (308,354)
                                                                  ------------
Net realized gain .............................                      5,297,743
Net change in unrealized appreciation on
  investments and foreign currencies ..........                      6,588,624
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND FOREIGN CURRENCIES .......                     11,886,367
                                                                  ------------


NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .............................                   $ 18,540,284
                                                                  ============



                            See accompanying notes
                                                          closed-end income 15
Delaware Group
Global Dividend and Income Fund, Inc.
Statements of Changes In Net Assets

                                                Year Ended       Year Ended
                                                 11/30/97          11/30/96
OPERATIONS:
Net investment income ....................    $   6,653,917     $   6,538,717
Net realized gain on investments
 and foreign currencies ..................        5,297,743         4,014,840
Net change in unrealized appreciation
 on investments and foreign currencies ...        6,588,624        11,042,342
                                              -------------     -------------
Net increase in net assets
 resulting from operations ...............       18,540,284        21,595,899
                                              -------------     -------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
Net investment income ....................       (6,345,563)       (6,803,835)
Net realized gains on investment
 transactions ............................       (3,630,467)       (3,172,135)
                                              -------------     -------------
                                                 (9,975,970)       (9,975,970)
                                              -------------     -------------
NET INCREASE IN NET ASSETS ...............        8,564,314        11,619,929

NET ASSETS:
Beginning of year ........................      105,120,202        93,500,273
                                              -------------     -------------
End of year ..............................    $ 113,684,516     $ 105,120,202
                                              =============     =============

                                 See accompanying notes

Delaware Group
Global Dividend and Income Fund, Inc.
Statement of Cash Flows
Year Ended November 30, 1997

Increase (Decrease) in Cash:
(Including Foreign Currency)
Cash flows provided by operating activities:
Interest and dividends received (excluding
  amortization of $771,502)  ...............................     $  9,356,856
Operating expenses paid ....................................         (936,366)
Interest expenses paid .....................................       (1,553,465)
Sale of short-term portfolio investments, net ..............        1,214,330
Purchase of long-term portfolio investments ................      (92,188,367)
Proceeds from disposition of long-term
  portfolio investments ....................................       93,646,524
                                                                 ------------
Net cash provided by operating activities ..................        9,539,512
                                                                 ------------

Cash flows used for financing activities:
Cash dividends paid ........................................       (9,975,970)
                                                                 ------------
Net cash used for financing activities .....................       (9,975,970)
                                                                 ------------
Effect of exchange rates on cash ...........................         (124,928)
                                                                 ------------
Net decrease in cash .......................................         (561,386)
Cash at beginning of year ..................................          561,386
                                                                 ------------
Cash at end of year ........................................     $          0
                                                                 ============

Reconciliation of Net Increase in Net Assets
Resulting from Operations to Net Cash (Including
Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations .......     $ 18,540,284
                                                                 ------------
  Decrease in investments ..................................        1,969,233
  Net realized gain from investment transactions ...........       (5,606,097)
  Net realized foreign exchange losses .....................          308,354
  Net change in unrealized appreciation of
   investments and foreign currencies ......................       (6,588,624)
  Decrease in receivable for investments sold ..............        2,050,445
  Decrease in interest and dividends receivable ............          528,548
  Decrease in deferred organizational expenses .............           61,451
  Decrease in payable for investments purchased ............       (2,118,693)
  Increase in interest payable .............................           11,458
  Increase in accrued expenses and other liabilities .......          383,153
                                                                 ------------
  Total adjustments ........................................       (9,000,772)
                                                                 ------------
Net cash provided by operating activities ..................     $  9,539,512
                                                                 ============

                            See accompanying notes

16  closed-end income

Delaware Group
Global Dividend and Income Fund, Inc.
Financial Highlights
November 30, 1997

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                                      For the Period
                                                                                  Year Ended    Year Ended  Year Ended  3/4/94* to
                                                                                   11/30/97     11/30/96++  11/30/95++  11/30/94++
                                                                                   --------      --------    --------    --------
Net asset value, beginning of period ...........................................    $15.81        $14.06      $13.09       $14.00

Income (loss) from investment operations:
    Net investment income ......................................................      1.00          0.98        1.14         0.84
    Net realized and unrealized gain (loss) on investments and
       foreign currencies ......................................................      1.78          2.27        1.15        (1.05)
                                                                                  --------       --------     -------     -------
    Total from investment operations ...........................................      2.78          3.25        2.29        (0.21)
                                                                                  --------       --------     -------     -------

Less dividends and distributions:
    Dividends from net investment income .......................................     (0.95)        (1.02)      (1.32)       (0.70)
    Distributions from net realized gains on investment transactions ...........     (0.55)        (0.48)         --           --
                                                                                  --------       --------     -------     -------
    Total dividends and distributions ..........................................     (1.50)        (1.50)      (1.32)       (0.70)
                                                                                  --------       --------     -------     -------
Net asset value, end of period .................................................    $17.09        $15.81      $14.06       $13.09
                                                                                  ========       ========     =======     =======
Market value, end of period ....................................................    $17.31        $15.88      $13.75       $11.75
                                                                                  ========       ========     =======     =======

Total return based on:1
    Market value ...............................................................    18.98%         27.42%      29.74%     (17.15%)
                                                                                  ========       ========     =======     =======
    Net asset value ............................................................    17.93%         24.10%      19.08%      (1.11%)
                                                                                  ========       ========     =======     =======

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ....................................  $113,685       $105,120     $93,500     $87,780
                                                                                  ========       ========     =======     =======
    Ratio of total operating expenses to adjusted average weekly net assets
       (before interest expense) ...............................................     1.02%          1.09%       1.13%        1.32%**
    Ratio of interest expense to adjusted average weekly net assets ............     1.16%          1.06%         N/A          N/A
    Ratio of net investment income to adjusted average weekly net assets .......     4.93%          5.59%       8.39%        8.54%**
    Portfolio turnover .........................................................       68%            88%        101%          86%
    Average commission rate paid ...............................................   $0.0381        $0.0390         N/A          N/A

Leverage analysis:
    Debt outstanding at end of period (000 omitted). . .........................   $25,000        $25,000         N/A          N/A
    Average daily balance of debt outstanding (000 omitted) ....................   $25,000        $20,355         N/A          N/A
    Average daily balance of shares outstanding (000 omitted) ..................     6,651          6,651         N/A          N/A
    Average debt per share .....................................................     $3.76          $3.06         N/A          N/A

______
 * Commencement of operations.
** Annualized.
 + Net of underwriter's discount of $0.90 and offering costs of $0.10 charged to paid-in capital with respect to issuance of common shares.
++ Certain prior year information has been reclassified to
   conform with current year presentation.
1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.

                            See accompanying notes
                                                          closed-end income 17
DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997

Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and, if necessary, a return of capital. No dividends were designated as a return of capital for the year ended November 30, 1997.

Borrowings - The Fund has entered into a Line of Credit Agreement with Societe Generale for $25,000,000. A total of $120,000 was incurred in connection with the start-up of the Line of Credit. These costs were deferred and are being amortized ratably over a period of three years from the date of the first borrowing (See Note 5).

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund does isolate that portion of gains and losses on investments in debt securities which -- are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax with-holdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

A total of $124,000 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a five year period from the date the Fund commenced operations.

Certain prior year information has been reclassified to conform with current year presentation.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.70% of the Fund's adjusted average weekly net assets. At November 30, 1997, the Fund had a liability for Investment Management fees of $80,538.

The Fund has also entered into an Advisory Agreement with Delaware International Advisers Ltd. (DIAL) (the "Subadviser"), an affiliate of DMC. For the services provided to DMC, DMC pays the Subadviser a monthly fee equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement.

The Fund has also entered into an Administration Agreement with Princeton Administrators, L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.15% of the Fund's adjusted average weekly net assets.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the Line of Credit liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.

           -------------------------------------------------------

18 closed-end income

3. Investments
During the year ended November 30, 1997, the Fund made purchases of $90,069,674 and sales of $91,336,993 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Fund was as follows:

     Cost of Investments ..................................    $ 119,986,514
                                                               =============

     Aggregate unrealized appreciation ....................    $  21,706,160

     Aggregate unrealized depreciation ....................       (4,160,066)
                                                               -------------
     Net unrealized appreciation ..........................    $  17,546,094
                                                               =============



4. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

The Fund did not repurchase any shares under the Share Repurchase Program during the year ended November 30, 1997.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, IFTC, in the open market.

5. Line of Credit
In February 1996, the Fund entered into a Line of Credit Agreement with Societe Generale for $25,000,000. At November 30, 1997, the par value of loans outstanding was $25,000,000 at a variable interest rate of 6.375%. During the year ended November 30, 1997, the average daily balance of loans outstanding was $25,000,000 at a weighted average interest rate of approximately 6.26%. The maximum amount of loans outstanding at any time during the period was $25,000,000. The loan is collateralized by the Fund's portfolio.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Foreign currency exchange contracts outstanding as of November 30, 1997, were as follows:

        Contracts      In
          to        Exchange     Settlement     Net      Unrealized
         Deliver       For          Date       Value    Depreciation
       _________   ___________    _________   ________   ____________
GBP      94,825      $159,343      12/4/97     $159,761     ($417)
HKD     142,925      $ 18,490      12/1/97     $ 18,489     ($  1)
                                                            -----
                                                            ($418)
                                                            =====

7. Market and Credit Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a county's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

                                                          closed-end income 19

8. Geographic Disclosure
As of November 30, 1997, the Fund's geographic diversification was as follows:

                                                           Percentage of
                                                          Total Securities
    Country*                             Market Value         at Value
    --------                             ------------         --------

    United States ................         $96,013,508         69.81%
    United Kingdom ...............          11,580,105          8.42
    Australia ....................           4,598,921          3.34
    New Zealand ..................           3,844,378          2.80
    South Africa .................           3,221,470          2.34
    Spain ........................           2,713,110          1.97
    Germany ......................           2,590,583          1.88
    Canada .......................           2,251,894          1.64
    Turkey .......................           2,226,323          1.62
    Netherlands ..................           1,992,353          1.45
    Greece .......................           1,646,810          1.20
    Mexico .......................           1,538,105          1.12
    France .......................           1,496,860          1.09
    Hong Kong ....................             796,768          0.58
    Belgium ......................             659,879          0.48
    Finland ......................             196,958          0.14
    Indonesia ....................             164,583          0.12
                                          ------------        ------
    Total ........................        $137,532,608        100.00%
                                          ------------        ------
____________
* Based on the currency in which each security is denominated.

Like any investment in securities, the value of the portfolio may be subject to risk of loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

9. Written Options
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended November 30, 1997, were as follows:

                                                    Number of     Premiums
                                                    Contracts     Received
                                                    ---------     --------
    Options outstanding at November 30, 1996 ...        340         $67,440
    Options exercised ..........................        340          67,440
                                                       ----         -------
    Options outstanding at November 30, 1997 ...        --          $ --
                                                       ----         -------

Delaware Group Global Dividend & Income Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Global Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware
Group Global Dividend and Income Fund, Inc., as of November 30, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Global Dividend and Income Fund, Inc. at
November 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 4, 1994 (commencement of operations) to November 30, 1994, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
January 13, 1998

20 closed-end income

Proxy Results (unaudited)

During the year ended November 30, 1997, The Delaware Group Global Dividend and Income Fund shareholders voted on the following proposals at the annual meeting of shareholders on July 15, 1997. The description of each proposal and number of shares voted are as follows:



                                                   Shares    Shares Voted
                                                   Voted       Withheld
                                                     For      Authority
                                                 ---------     ------
    1. To elect the Fund's Board of Directors:
       Wayne A. Stork .........................  4,673,354     53,692
       Walter P. Babich .......................  4,673,755     53,291
       Anthony D. Knerr .......................  4,674,807     52,239
       Ann R. Leven ...........................  4,676,588     50,488
       W. Thacher Longstreth ..................  4,675,295     51,751
       Charles E. Peck ........................  4,673,517     53,529
       Thomas F. Madison ......................  4,674,507     52,539
       Jeffrey J. Nick ........................  4,674,507     52,539

                                            Shares     Shares     Shares
                                             Voted     Voted       Voted
                                              For     Against     Abstain
                                           ---------   ------     ------
    2. To ratify the appointment of
       Ernst & Young LLP as the
       Fund's independent auditors ......  4,654,140   12,564     60,342

Tax Information (unaudited)

Of the ordinary income distributions paid by the Fund during its taxable year ended November 30, 1997, 17.71% qualifies for the dividends received deduction for corporations. Additionally, the Fund distributed long-term capital gains of $0.125 per share and $0.01169 per share to shareholders of record on December 31, 1996, and February 14, 1997, respectively.

This annual report is for the information of Global Dividend and Income Fund shareholders.

It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

Board of Directors
Wayne A. Stork
Chairman
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich+
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr+
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven+
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison*
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

*Appointed June 19, 1997

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

+Audit Committee Member

Executive Officers
Wayne A. Stork
Chairman
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Richard G. Unruh, Jr.
Executive Vice President
Philadelphia, PA

Paul E. Suckow
Senior Vice President/Chief Investment Officer, Fixed-Income
Philadelphia, PA

David K. Downes
Senior Vice President/
Chief Administrative Officer/
Chief Financial Officer
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President/
Secretary General Counsel
Philadelphia, PA

Joseph H. Hastings
Senior Vice President/
Corporate Controller
Philadelphia, PA

Michael P. Bishof
Senior Vice President/Treasurer
Philadelphia, PAdirectors
& officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

Principal Office of the Fund
1818 Market Street
Philadelphia, PA 19103-3682

Independent Auditors
Ernst & Young LLP
2001 Market Street
Philadelphia, PA

Registrar and Stock
Transfer Agent
Investors Fiduciary Trust Company
210 West 10th Street
Kansas City, MO  64105
1.800.596.8396

For Securities Dealers
1.800.362.7500

Financial Institutions Representatives Only
1.800.659.2265

Recordholders as of November 30, 1997: 294

Copy Rights Delaware Distributors, L.P.

DGF
Listed
NYSE
THE NEW YORK STOCK EXCHANGE

DELAWARE
GROUP
--------
Philadelphia - London

Printed in the USA
on recycled paper

(418)
AR-DGF(11/97)TKO1/98